UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BioMarin Pharmaceutical Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
BIOMARIN PHARMACEUTICAL INC.
2022 Annual Meeting
Vote by May 23, 2022
11:59 PM ET

BIOMARIN PHARMACEUTICAL INC. 105 DIGITAL DRIVE NOVATO, CA 94949 ATTN: G. ERIC DAVIS, EVP & GENERAL COUNSEL

You invested in BIOMARIN PHARMACEUTICAL INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2022.

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K, and CEO Stockholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 24, 2022 9:00 AM PDT Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/BMRN2022

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items							Board Recommends
1.	Election of Directors
	Nominees:
	01	Mark J. Alles	05	Elaine J. Heron	09	Richard A. Meier
	02	Elizabeth M. Anderson	06	Maykin Ho	10	David E.I. Pyott	For
	03	Jean-Jacques Bienaimé	07	Robert J. Hombach	11	Dennis J. Slamon
	04	Willard Dere	08	V. Bryan Lawlis
2	To ratify the selection of KPMG LLP as the independent registered public accounting firm for BioMarin for the fiscal year ending December 31, 2022.						For
3	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement.						For
NOTE: Your proxy holder will also vote on any other business as may properly come before the meeting or any adjournment thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve).

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.